Exhibit 10.12

AMENDMENT ONE TO THE
ENERGY TRANSFER PARTNERS DEFERRED COMPENSATION PLAN

This First Amendment (this “Amendment”) to the Energy Transfer Partners Deferred Compensation Plan (the “Plan”), is adopted by Energy Transfer Partners GP, L.P. (the “Company”) as of the date set forth below.

WHEREAS, the Company previously established the Plan;

WHEREAS, the Company has determined that it no longer desires to permit a Participant to choose between electing a flat dollar deferral versus a percentage deferral amount; and

WHEREAS, Section 8.01 of the Plan permits the Company to amend the Plan at any time.

NOW, THEREFORE, the Company hereby amends the Plan's terms as follows:

1.Section 4.02(b) of the Plan is hereby amended (strikethrough showing deletions; underline showing additions), effective as of January l, 2017, to be and read as follows:

“(b) A Deferral Agreement must specify (i) the Base Salary Deferrals elected for the Plan Year. provided that the Base Salary Deferrals may not exceed 50% of the Participant's Base Salary, (ii) the Incentive Compensation Deferrals elected for the Plan Year, provided that the Incentive Compensation Deferrals may not exceed 50% of the Participant's Incentive Compensation; (iii) the Unit Distributions Deferrals elected for the Plan Year, provided that the Unit Distributions Deferrals may not exceed 50% of the Participant's Unit Distributions; (iv) the Benefit Commencement Date; and (iv) the Form of Payment. Items (i), (ii), and (iii) above shall be expressed as a fixed whole percentage. If no Benefit Commencement Date is specified, the Deferral Agreement shall be deemed to specify a Benefit Commencement Date that is the date upon which the Participant Separates from Service. If no Form of Payment is specified, the Deferral Agreement shall be deemed to specify a Form of Payment that is a single lump sum.”

IN WITNESS WHEREOF, the Company has caused the Plan to be amended by this Amendment this 16th day of July, 2016.

ENERGY TRANSFER PARTNERS GP, L.P.
By: Energy Transfer Partners, L.L.C, its general partner
By: /s/ Christopher Curia
Its: EVP Human Resources